UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026
____________________________________________

COPT DEFENSE PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (443) 285-5400

____________________________________________

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	CDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders

On May 14, 2026, COPT Defense Properties (the “Company”) held its 2026 Annual Meeting of Shareholders. At such meeting, the shareholders voted on proposals relating to:

•the election of eight trustees, each for a one-year term;
•an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in its proxy statement filed on March 30, 2026; and
•the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.

The voting results at the meeting were as follows:

Proposal 1: Election of Trustees

Name of Nominee	Shares For	Shares Against	Shares Withheld	Broker Non-Votes
Robert L. Denton, Sr.	100,994,471	5,287,283	60,384	1,640,004
Stephen E. Budorick	103,254,926	3,026,664	60,548	1,640,004
Philip L. Hawkins	102,286,038	3,995,112	60,988	1,640,004
Letitia A. Long	103,952,643	2,328,254	61,241	1,640,004
Essye B. Miller	104,894,410	903,102	544,626	1,640,004
Raymond L. Owens	106,050,815	253,931	37,392	1,640,004
C. Taylor Pickett	101,595,086	4,686,298	60,754	1,640,004
Lisa G. Trimberger	104,547,512	1,401,352	393,274	1,640,004

	Votes Cast			Broker Non-Votes
	For	Against	Abstain
Proposal 2: Advisory Vote to Approve Compensation of Named Executive Officers	102,933,753	3,358,289	50,096	1,640,004

	Votes Cast			Broker Non-Votes
	For	Against	Abstain
Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Current Fiscal Year	100,935,697	7,015,739	30,706	N/A

Item 9.01.             Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Exhibit Title
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPT DEFENSE PROPERTIES

/s/ Matthew T. Myers
Matthew T. Myers
Senior Vice President, Chief Accounting Officer and
Controller

Date:	May 20, 2026